ETHAN ALLEN®

Positioned to Grow

- Strategic Focus on Manufacturing/Logistics Consolidation and Investment
- Strengthening Interior Design Network
- Repositioning Offerings
- Adding Technology to Personal Service
- Accelerating Marketing Efforts

An American Journey
Brand Evolution and Reinvention
1932-1990

- Focus on Early American/Traditional
- Established Gallery Program
- Established 30 Manufacturing Facilities in U.S.
- Major Focus on Efficient Logistics Network
- From Private to Public to Private to Public

An American Journey
1932-1990



Ethan Allen



An American Journey
Brand Evolution and Reinvention
1990-2010

- Speaking with One Voice
- Colonial to Classic with a Modern Perspective
- Impact of Globalization and Commoditization
- Retail Network Development Between Licensees and Company Operated
- World's Leading Interior Design Company

An American Journey
1990-2010


ETHAN
ALLEN



An American Journey
Brand Evolution and Reinvention
2010 Forward

- Strategic Focus on Manufacturing/Logistics Consolidation and Investments
- Strengthening Interior Design Network
- Repositioning Offerings
- Adding Technology to Personal Services
- Accelerating Marketing Efforts

Key Financial Metrics

		Post-Great Recession FY 2015	2014	2013	2012	2011	5-Year CAGR	2010	2009	2008
Net Sales		$ 754.6	746.7	729.1	729.4	679	5.0%	590.1	647.3	$980.0
	AGR	1.1%	2.4%	0.0%	7.4%	15.1%		-8.8%	-34.0%	-2.5%
Gross Margin		54.5%	54.4%	54.6%	53.5%	51.5%		47.5%	51.5%	53.7%
Adj. Op. income		$ 70.5	74.3	68.8	51.8	33.7	119.0%	1.4	1.2	$102.8
	AGR	-5.1%	8.0%	32.8%	53.7%	2307.1%		16.7%	-98.8%	-17.4%
Adj. Op. Margin		9.3%	9.9%	9.4%	7.1%	5.0%		0.2%	0.2%	10.5%
Adj. EPS		$ 1.41	1.45	1.31	0.94	0.58	4 yr 24.9%	-0.15	-0.16	$ 2.12
	AGR	-2.8%	10.7%	39.4%	62.1%	486.7%		6.3%	-107.5%	-12.0%
GAAP EPS*		$ 1.27	1.47	1.11	1.71	1.01	4 yr 6.0%	-1.53	-1.83	$ 1.97
	AGR	-13.2%	32.0%	-35.0%	69.3%	166.0%		16.4%	-192.9%	-8.4%
EBITDA		$ 81.3	87.3	76.4	68.3	57.3	30.5%	21.5	-45.1	$124.5
	AGR	-6.9%	14.3%	11.9%	19.2%	166.5%		147.7%	-136.2%	-9.1%
Adj. EBDITA		$ 89.5	92.0	86.7	70.4	57.6	27.1%	27	28.9	$131.3
	AGR	-2.7%	6.1%	23.2%	22.2%	113.3%		-6.6%	-78.0%	-12.6%

*GAAP EPS includes one-time & nonrecurring charges
AGR = Annual Growth Rate
CAGR = Compound Annual Growth Rate

	Post-Great Recession FY 2015	2014	2013	2012	2011	2010	2009	2008
Net Cash Flow from Operating Activities	$ 55.1	59.9	61.3	37.7	63.2	51.3	21.9	$ 86.1
Total 2011-2015	*$ 277.2*							
Cash Dividends Paid	$ 13.3	11.3	22.2	8.1	5.8	5.8	23.6	$ 25.5
Total 2011-2015	*$ 60.7*							
Dividend Per Share	$ 0.50	0.40	0.36	0.30	0.22	0.20	0.65	$ 0.88
Increase 2011 - 2015	*127.3%*							
Dividend Yield	1.9%	1.6%	1.3%	1.5%	1.0%	1.4%	6.3%	3.6%
Return on Equity	10.1%	12.2%	9.9%	16.4%	10.8%	-15.7%	-15.5%	14.8%
Return on Assets	6.8%	7.5%	6.2%	8.7%	5.8%	-5.7%	-6.4%	8.4%
Return on Invested Capital	9.1%	9.9%	8.3%	12.0%	8.0%	-7.5%	-8.3%	11.0%

Shareholder Return

(millions)		Last 5 Fiscal years		Since Going Public
Share repurchases	$	20.6	$	549.2
Dividends paid	$	60.7	$	348.4
Capital expenditures	$	96.3	$	740.2
Debt repaid	$	210.4	$	390.9
	$	388.0	$	2,028.6

Total shares issued	46.7
Shares outstanding 6/30/05	34.5
Shares outstanding 6/30/15	28.4

Cumulative share repurchases	18.3 39.2%

($, millions except per share)

Opportunity Scenarios

	F2015	A	B	Previous Peak C	D
Net sales	754.6	**800**	**900**	**1,066**	**1,200**
Gross margin	54.5%	**55.0%**	**55.5%**	**56.0%**	**56.5%**
Operating expenses	340.7	**354**	**385**	**437**	**478**
% of NS	*45.1%*	*44.3%*	*42.8%*	*41.0%*	*39.9%*
Operating income	70.5	**86**	**114**	**160**	**200**
% of NS	*9.3%*	*10.7%*	*12.7%*	*15.0%*	*16.6%*
Net interest & other	5.6	**3**	**3**	**3**	**3**
Pretax income	64.9	**83**	**111**	**157**	**197**
Net income	41.2	**53**	**70**	**100**	**125**
Diluted EPS	$ 1.41	**$ 1.83**	**$ 2.45**	**$ 3.46**	**$ 4.34**
Wtd avg shares	29.2	**28.8**	**28.8**	**28.8**	**28.8**

Assumptions: FY2015 reflects adjusted results, excluding one-time nonrecurring charges. Opportunity scenarios exclude one-off special adjustments and are normalized annual opportunities; quarterly results are affected by many factors including seasonality. The Opportunity Scenarios are not intended to be projections but rather hypothetical outcomes that show the sensivity of results to certain variables. Actual results will depend on external macroeconomic conditions and other factors, including future decisions by the company and the risk factors disclosed in the company's SEC filings.

Optimizing Capital Structure

- Maintaining Strong Controls over Cash Flow
- Adding Debt to Capital Structure
- Investing in our Enterprise
- Continued Improvement of Stockholder Returns

An American Journey
Brand Evolution and Reinvention
2010 Forward

- Strategic Focus on Manufacturing/Logistics Consolidation and Investments
- Strengthening Interior Design Network
- Repositioning Offerings
- Adding Technology to Personal Services
- Accelerating Marketing Efforts

Vertically Integrated - From Design to Delivery

Brand	Manufacturing & Sourcing	Retail	Administration
Merchandising	Company manufactures 70% of products	Retail Division	Finance
Design	Products are custom made	Independent Network	Technology
Advertising	Case goods manufacturing	International	Human resources
Communication	Upholstery manufacturing		
Digital	Accents manufacturing		
	Offshore		
	Logistics		


Another key difference is that we are not just a seller,
we are also a maker.

Manufacturing & Logistics 1985



Manufacturing Plants (27)
Distribution/ Service Centers (20)

Plants Consolidated & Sold (net total proceeds $10.5MM)

- Andover, ME
- Boonville, NY
- Bridgewater, VA
- Burnham, ME
- Union City, PA
- Frewsburg, NY
- Island Pond, VT
- Mayville, NY
- Morganton, NC
- Randolph, VT
- Spruce Pine, NC
- Ashburnham, MA
- Asheville, NC
- Dudley, MA
- Eldred, PA
- Chino, CA
- Kenmar, PA
- Morganton, NC
- Volckman, IL
- Dahlonega, GA

Distribution / Service Centers Consolidated

- Falconer, NY
- Old Fort, NC
- Kentland, IN
- Chino, CA
- Langhorne, PA
- Chelmsford, MA
- Chesapeake, VA
- Decatur, IL
- Plant City, FL
- Lavonia, MI
- Orleans, VT

Manufacturing & Logistics 2015



Manufacturing Plants (8)
Distribution Centers (2)
Retail Service Centers (29)

Investing In North American Manufacturing and Logistics

Logistics

- Two distribution centers, owned by the company, strategically located in Virginia and Oklahoma
- Maintain strong capacity to ship in about four weeks
- Focus on minimizing transit damages and improving packaging
- Managing fuel costs
- Expanded use of LTL for improved speed of service
- Realigning and reducing use of contract carriers with focus on service levels
- Spot inspections of loads at destination to ensure trailers properly loaded

Oklahoma



Virginia



Strengthening and Expanding Interior Design Retail Network

- Leading interior design enterprise with 1,500 interior designers in North America
- Added entrepreneurial interior designers – 60% with entrepreneurial backgrounds
- Expanded Interior Design Affiliate Program (IDA) with over 5,000 members
- Opened 11 company-operated and 68 independently operated Design Centers in the last 5 years
- Relocating Design Centers with smaller footprints, reflecting changes in consumer patterns
  - Average Design Center opened in last 3 years is ~10,000 sq. ft. vs. ~16,000 sq. ft.
- Targeting 40 new potential U.S. markets
- Recent international and domestic expansion efforts

Classic Design


ETHAN ALLEN

Neoclassical Design


ETHAN ALLEN

Lifestyle Design


ETHAN ALLEN

Design Centers



International Design Centers



Classic Design

133 Locations



ETHAN ALLEN
Danbury, CT

- Glendale, AZ
- Fresno, CA
- Saratoga, CA
- Pleasanton, CA
- San Mateo, CA
- San Marcos, CA
- Concord, CA
- Pasadena, CA
- City of Industry, CA
- Tustin, CA
- Laguna Niguel, CA
- San Diego, CA
- Redding, CA

- Westminster, CO
- Colorado Springs, CO
- Canton, CT
- Tampa, FL
- Ormond Beach, FL
- Boca Raton, FL
- Ft. Lauderdale, FL
- Miami, FL
- Destin, FL
- Buford, GA
- Orland Park, IL
- Rockford, IL
- Skokie, IL

- Danbury, CT
- Boise, ID
- Baltimore, MD
- Dallas, TX
- Allentown, PA
- Beaverton, OR
- Shenandoah, TX
- Frederick, MD
- Glendale, AZ
- Greenville, SC
- Indianapolis, IN
- Paducah, KY
- Kalamazoo, MI
- Lake Oswego, OR
- Little Rock, AR
- Manchester, CT
- Newburgh, NY
- Novi, MI
- Peachtree City, GA
- Omaha, NE
- Pembroke Pines, FL
- River Edge, NJ
- Setauket, NY
- Shreveport, LA
- Stamford, CT

- Torrance, CA
- Tucson, AZ
- Towson, MD
- Wilmington, NC
- Staten Island, NY
- Huntington, NY
- Quincy, MA
- Portsmouth, MA
- Shelburne, VT
- Saugus, MA
- Plaistow, NH
- North Andover, MA
- Milford, CT
- Clinton, CT
- Norwalk, CT
- Watchung, NJ
- Wayne, NJ
- Whippany, NJ
- Somerville, NJ
- Youngstown, OH
- Amherst, NY
- Victor, NY

Classic Design

133 Locations



ETHAN ALLEN
Hartsdale, NY

- Hartsdale, NY
- Mishawaka, IN
- Cedar Rapids, IA
- Davenport, IA
- Overland Park, KS
- Louisville, KY
- Metairie, LA
- Baton Rouge, LA
- Rockville, MD
- Hyannis, MA
- Auburn Hills, MI
- Ann Arbor, MI
- Birmingham, MI
- Sterling Heights, MI
- Edina, MN
- Billings, MT
- Reno, NV
- Bedford, NH
- Portsmouth, NH
- Princeton, NJ
- Albuquerque, NM
- Garden City, NY
- Water Mill, NY

- Schenectady, NY
- Fayetteville, NY
- Cary, NC
- Pineville, NC
- Asheville, NC
- Worthington, OH
- Akron, OH
- Centerville, OH
- Oklahoma City, OK
- Tulsa, OK
- Dickson City, PA
- East Petersburg, PA
- Montgomeryville, PA
- King of Prussia, PA
- Wexford, PA
- Warwick, RI
- Columbia, SC
- Sioux Falls, SD
- Brentwood, TN
- Denton, TX
- Frisco, TX
- Houston, TX

- Friendswood, TX
- Houston (West), TX
- Corpus Christi, TX
- Fredericksburg, VA
- Vienna, VA
- Tukwila, WA
- Green Bay, WI
- Wausau, WI

- Thornhill, ON
- Toronto, ON
- Mississauga, ON
- Burlington, ON
- Richmond, BC
- South Calgary, AB
- North Calgary, AB

Neoclassical Design
52 locations


ETHAN ALLEN
Denver, CO

- Ft. Wayne, IN
- Chadds Ford, PA
- Maple Grove, MN
- Richmond, VA
- Staten Island, NY
- Bluffton, SC
- Mt. Pleasant, SC
- Hoover, AL
- Ridgeland, MS
- Peoria, IL
- Roseville, CA
- Chesterfield, MO
- Salt Lake City, UT
- Southlake, TX
- Woodbury, MN
- Agoura Hills, CA
- San Antonio, TX
- Winston Salem, NC
- Myrtle Beach, SC
- Arlington, TX
- Palm Beach, FL
- Memphis, TN

- Natick, MA
- Reno, NV
- Knoxville, TN
- Lexington, KY
- Plymouth, MA
- Ventura, CA
- Orlando, FL
- San Jose, CA
- Corona, CA
- Alpharetta, GA
- Naperville, IL
- Oak Brook, IL
- Grand Rapids, MI
- Garland, TX
- Scottsdale, AZ
- Chandler, AZ
- Jacksonville, FL
- Palm Desert, CA
- Centennial, CO
- Algonquin, IL
- Schaumburg, IL

- Baton Rouge, LA
- Kansas City, MO
- Viera, FL
- Estero, FL
- Cordova, TN
- Austin, TX
- Brookfield, WI
- Virginia Beach, VA
- Johnstown, CO

International Design Centers

107 locations

CANADA
Calgary (2)
Mississauga
Montreal
Richmond
Thornhill
Toronto

CHINA
Beijing Lize
Beijing Chaoyang Park
Beijing Olympic
Beijing Dongsanhuan
Chengdu Shuncheng
Chengdu Luxhill
Chengdu Fusenmei
Dalian Aolinpike
Shenyang Wulihe
Dalian Xinghai
Shenyang Olympic
Shenyang Tiexi
Harbin Daoli
Harbin Liqun
Changchun Yatai
Tianjin Meijiang
Tianjin Heping
Tianjin Youyilu
Qingdao Shibei
Jinan Shunhe
Jinan Yanshan
Shijiazhuang Fifth Road
Tangshan
Wen Zhou
Xiamen Bailuzhou
Fuzhou Wuyi Guangchang
Quanzhou
Fu Zhou Jin Shan
Shanghai Huaihai
Shanghai Dongfang
Shanghai Gubei
Shanghai Xuhui
Shanghai Babaiban
Shang Hai Century Park
Hangzhou Tian Mu Shan
Hangzhou Xincheng
Jiaxin Yaocheng
Hangzhou Binjiang
Hangzhou New Times
Jinhua Hangzhou
Huzhou Taizhou
Shaoxin Zhang Jia Gang
Kun Shan
Changshu
Yangzhou
Xuzhou
Yixin
Suzhou Yuanqu
Suzhou Ganjiang
Ningbo Jiangdong
Zhejiang Cixi
Wuxi Baoli Park
Changzhou Wujin
Jiangyin
Wuxi Bin Hu
Nanjing Olympic
Changzhou Tongjiang Road
Nanjing Longpan
He Fei,Di Liu Kong Jian,Da Du Hui
Zhengzhou Zijingshan
Xi'an West Street
Xi'an Gaoxin
Xi'an Qu Jiang
Urumqi Markor Plaza
Taiyuan
Wuhan
Wuhan Wuchang
Changsha Helong
Chang Shao He Xi
Chongqing Nanping
Chongqing Yanghe
Chongqing MOCO
Kun Ming
Shenzhen Third Space
Guangzhou Dadao
Guangzhou Huijing Xincheng
Guangzhou Luoxi
Zhu Hai
Haikou
Nan Ning

JAPAN
Kanagawa
Osaka
Tokyo

JORDAN
Abdoun
Jabal

KUWAIT
Kuwait City

PHILIPPINES
Taguig City
Mandaluyong City
Metro Manila

QATAR
Doha

ROMANIA
Bucharest

SAUDI ARABIA
Jeddah

SOUTH KOREA
Busan
Daegu
Daejeon
Seoul

TAIWAN
Taipei

THAILAND
Bangkok

UAE
Dubai (2)

Lifestyle Design
23 locations


ETHAN ALLEN
Las Vegas, NV


ETHAN ALLEN

- Las Vegas, NV
- Portland, ME
- Marlboro, NJ
- Marlton, NJ
- Lyndhurst, NY
- Manhattan, NY
- Cleveland, OH
- Pittsburgh, PA
- Raleigh, NC
- Arlington, VA
- Annapolis, MD
- West Des Moines, IA
- Sarasota, FL
- Winter Park, FL
- Chattanooga, TN
- Bellevue, WA
- Corte Madera, CA
- Burlington, MA
- Pittsburgh, PA
- Lansing, MI
- Lynnwood, WA
- Montreal, QC
- Springdale, OH

Relocations Since 2000 – Independent (38)

Wexford, PA
Colorado Springs, CO
Miami, FL
Pusan, South Korea
Greenville, SC
Langhorne (Trevose), PA
Setauket (Lake Grove), NY
Princeton (Lawrenceville), NJ
Knoxville, TN
Woodland Hills (Northridge), CA
Orlando, FL
Taipei, Taiwan
Reno, NV
Osprey, FL
San Jose, CA
Virginia Beach, VA
Metairie, LA
San Antonio, TX

Jacksonville, FL
Fresno, CA
San Antonio, TX
Richmond (Glen Allen), VA
Southlake (Hurst), TX
Sandy (Salt Lake City), UT
Suzhou, China
NingBo (Jiangdong)
Shanghai (Gubei)
Zhejiang, China (Hangzhou Qingchun)
Calgary, Canada
Shanghai, China (Dongfang)
Baton Rouge, LA
Shanghai, China (Xuhui)
Chongqing, China (Yanghe)
Marlton, NJ (Maple Shade)
Shenandoah, TX (Houston)
Redding, CA
Zhejiang, China (Wenzhou)
Hunan, China (Changsha)

Relocations since 2000 – Corporate (55)

Sterling (CT Avenue), VA
Overland Park, KS
Laguna Niguel (Lake Forest), CA
Woodmere (Chagrin Falls), OH
Tustin (Santa Ana), CA
Alpharetta, GA
Lexington, KY
Natick, MA
Ventura, CA
Avon (North Olmsted), OH
Houston, TX
Naperville (Wheaton), IL
Oak Brook (Countryside), IL
Arlington (Springfield), VA
Phoenix (Scottsdale), AZ
Kentwood (Grand Rapids), MI
Chandler (Mesa), AZ
King of Prussia (Paoli), PA
Schaumburg (Arlington Heights), IL
Hendersonville (Nashville), TN
Cordova, TN
Woodbury (St. Paul), MN
Palm Beach Gardens (West Palm Beach), FL
Arlington (Lewisville), TX
Johnstown (Loveland - was Fort Collins), CO
Fort Wayne, IN
Cincinnati (Springdale), OH

Agoura Hills (Thousand Oaks), CA
Staten Island, NY
Maple Grove (Minnetonka), MN
Chadds Ford (Concordville), PA
Roseville (Sacramento), CA
Peoria, IL
Centennial (Littleton), CO
Hoover (Birmingham), AL
Brookfield, WI
Lansing, MI
Davenport, IA
Raleigh, NC
Mount Pleasant (Charleston), SC
Pittsburgh, PA (McMurray)
Estero (Naples), FL
Lynnwood, WA
Boca Raton, FL
Las Vegas, NV
Bellevue (Redmond), WA
West Des Moines (Des Moines), IA
Burlington, MA
Rockville, MD
Portland (South Portland), ME
Lyndhurst Woodmere), OH
Marlboro (Brick), NJ
Sarasota, FL
Las Vegas, NV
Homestead (Monroeville), PA

Retail Property sold (38 properties, total net proceeds $67.2MM)

Wesley Chapel, FL
O'Fallon, IL
Centennial, CO
West Palm Beach, FL
Lewisville, TX
San Antonio, TX
Forest Hills, NY
Independence, MO
Altoona, PA
Artesia, CA
Modesto, CA
Saginaw, MI
Valencia, CA
Eagan, MN

Naples, FL
Zona Rosa, MO
Aurora, CO
Merrillville, IN
Hendersonville, TN
Springdale, OH
Monroeville, PA
Algonquin, IL
Scottsdale, AZ
Orlando, FL
Fort Myers, FL
Holyoke, MA
Morgantown, VA

Lake Forest, IL
Santa Ana, CA
Houston, TX
Grand Blanc, MI
Greensboro, NC
Lake Grove, NY
Overland Park, KS
Cleveland, OH
Melbourne, FL
Whittier, CA
Morgantown, WV
Coral Springs, FL

New Design Centers Opened 2015


ETHAN ALLEN

Chattanooga, TN


ETHAN ALLEN

Pittsburgh, PA


ETHAN
ALLEN

Watchung, NJ


ETHAN ALLEN

Shenandoah, TX



Las Vegas, NV


ETHAN ALLEN

Marlton, NJ

New International Design Centers Opened 2015


ETHAN ALLEN

Doha, Qatar


ETHAN ALLEN
ETHAN ALLEN

Dubai, UAE

New International Design Centers in China Opened 2015



Haikou, China



Shanghai Babaiban, China



Haikou, China (Grand Opening)



Beijing 3rd Ring Road, China

New Design Center Construction


ETHAN ALLEN

Wichita, KS - opened July 2015


ETHAN ALLEN

McCandless, PA - September 2015


ETHAN ALLEN

King of Prussia, PA - September 2015


ETHAN ALLEN
ETHAN ALLEN

Toledo, OH - October 2015

New Design Center Construction


ETHAN
ALLEN

San Francisco, CA - December 2015


ETHAN ALLEN

Columbia, MD - February 2016


ETHAN ALLEN

Rockville, MD - February 2016

New Design Center Construction


ETHAN ALLEN

Cranston, RI - February 2016


15-1306 – TYPICAL
FARROW & BALL, OFF-BLACK
ETHAN
ALLEN

Hyannis, MA - April 2016


ELEGANZ.
Ambiente HESSE
ETHAN ALLEN
WILLKOMMEN BEI AMERIKAS KLASSISCHER DESIGNERMARKE: ETHAN ALLEN
Seit der Gründung im Jahr 1932 in Nordamerika ist Ethan Allen auf die Kreation lebenswerten Luxus spezialisiert. Die wunderschön gestalteten Designermöbel werden bis heute handgefertigt und sind in Punkto Stil und Design außergewöhnlich und weltweit einzigartig. Die Auswahl an feinsten Holzmöbeln und erlesenen Accessoires finden Sie ab September exklusiv bei Ambiente by Hesse.
„Vielleicht ist der Grund, warum Menschen seit Generation mit Ethan Allen leben, weil es so einfach ist, mit diesen Möbeln zu leben."
Farooq Kathwari, Vorstandvorsitzender, Präsident und CEO Ethan Allen Interiors Inc.
ETHAN ALLEN
SOFA SHELTON | SESSEL BALDWIN
DEUTSCHLAND-PREMIERE BEI AMBIENTE BY HESSE!
Neueröffnung nach Umbau!
AMBIENTE ELEGANZ JETZT IN NEUEM GLANZ!
Mit Liebe zum Detail haben wir mehr als 1.000 m² Ambiente-Ausstellung für Sie neu gestaltet!
SESSEL WILDER | SOFA MANSFIELD
BÜCHERREGAL BOOKCASE
SESSEL GRACE
WKH 08/2015/Einleger Ambiente/2. Alles Abholpreise ohne Deko

Hannover, Germany - September 2015


ETHAN
ALLEN
Subway

1010 3rd Ave, Manhattan

New Design Center Construction


ETHAN ALLEN
ETHAN ALLEN
ETHAN ALLEN
ETHAN ALLEN
ETHAN ALLEN
ETHAN ALLEN
ETHAN ALLEN
ETHAN ALLEN
ETHAN ALLEN

Manhattan, NY - April 2016

Repositioning Offerings

- Classic Designs
- Quality
- Fashionable
- Relaxed
- Value

Repositioning Offerings

- **Phase I: Fall 2014**
  - Introduced casual classics
  - Introduction focused on relaxed finishes and comfort with relevant products for how people live today



ETHAN ALLEN



ETHAN ALLEN



ETHAN ALLEN

Repositioning Offerings

- **Phase II: Spring 2015**
  – Launched romantic classics with unique, stand-alone, timeless pieces
  – New finishes, the injection of color, and great forms create more fashion looks for the home; manufacturing centered around company's U.S. workshops



ETHAN ALLEN



ETHAN ALLEN



Repositioning Offerings

- **Phase III: Fall 2015**
  - Romantic classics with influences inspired by European designs
  - Taking inspiration from the classics and modernizing them for today's living; continue to focus on U.S. manufacturing


Mrs.



ETHAN ALLEN



ETHAN ALLEN

Repositioning Offerings

- **Phase IV: Spring 2016**
  - Casual classics with romantic country influences

Technology Footprint

- Manufacturing / Logistics
- Merchandising / ERP
- Retail Systems
- Point of Sale
- Web / Digital

Integrated Information Systems



CONSUMER
CORPORATE ERP SYSTEMS
Orders and Shipping info
Virtual Store
National Dropship
Web Orders
EDI Orders
Shipping Notifications
Order Demand
Master Production Scheduling
Orders, Shipping & Item Information
Inventory Data
Product
NORTH AMERICAN MANUFACTURING MRP SYSTEMS
DISTRIBUTION
ethanallen.com
Ecommerce
Order Database
Item Database
Ind. RETAILER Design Center Access to Corporate System
Ethan Allen Extranet
Lead Management
Design Center
Communications
CORPORATE Design Center RETAIL POS SYSTEM
UPS Distribution Consolidation Pick and Pack
Fulfillment Distribution
Load Planner
National Delivery Network
UPS WorldShip System
EA Fleet & Dedicated Freight Shipments
DESIGN CENTER
UPS Shipment
Order Tracking
Ship Confirmation
RETAIL SERVICE CENTERS

Information System Initiatives

- Improved forecasting
- Supply Chain Management Systems
- Inventory Management Systems
- Analytics

Adding Technology to Personal Service

- Omni-channel Experience
- ethanallen.com
- Tablets
- Touchscreens
- POS Systems
- ERP Systems



Physical Stores
Web Sites
Computers
Social Media
Online Catalogs
Gaming Consoles
Kiosks
Mobile Technology

Design Services


ETHAN ALLEN
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Home / Shop / Furniture / Living Room / Side & Accent Tables / Side Tables / Freya Square Side Table
Freya Square Side Table
Item#: 258106 TT342
$799.00
Dimensions: 22"sq. x 27"h
15% SAVINGS SITEWIDE
Finish: Biscuit (342)
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Shipping: custom made, allow 8-10 weeks, ships Premier Home Delivery, custom items may not be returned
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Finishes shown online are our most popular. More finish options are available in our Design Centers. Learn More >
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You may also like:
Chandler Floor Lamp $729.00
Leather Wall Clock $499.00
Felix Accent Table $309.00
Musée Dynamique - Dakar $1,079.00
PRODUCT DETAILS
Handcrafted in our American workshops. Textures, curves, and lines come together for a fresh, modern look. Made of solid white oak, our Freya table is versatile and visually light. Its planked top is available in two custom effects, textured or smooth (in Design Centers). Also available as a round end table (258105) and as a spot table (258136).
Solid white oak
Textured rustic tabletop: layered offset planks, hand-sanded saw marks, artful hand-distressing, small unfilled knots, antiquing
Planked tabletop
Fixed lower shelf
ADDITIONAL INFORMATION

Custom Design


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An Ethan Allen designer knows more ways than you can imagine to customize a sofa, chair or headboard. Check out these eight tips for a quick overview of your custom options and then visit your nearest Ethan Allen Design Center to start creating a look that's yours and yours alone.
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Ethan Allen offers you over a thousand different fabrics and dozens of leathers, in all grades and in every color, pattern and texture you can imagine. Think about combining them for the ultimate fashion statement. View our online fabric library. Ever wonder how our upholstery comes to life? Go behind the seams at our North American workshop.
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CUSTOM FURNITURE
A piece of Ethan Allen furniture is a work of extraordinary craftsmanship to begin with. Take it to the next level with customized finishes and details that make it yours and yours alone. Check out these four customizing tips and then visit the Ethan Allen Design Center near you, where a designer can show you all kinds of ways to make it your own.
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For some furniture styles, Ethan Allen offers you 30 finishes or more. Consider a dual finish for double the wow factor. Also available: special hand-distressed finishes for a vintage look with modern appeal and exclusive hand-painted finishes for a dose of striking color.


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ETHAN ALLEN

Fall Issue, September – 76 pages



Welcome Home
ETHAN ALLEN
AUTUMN 2015



Finely tailored seating, rich finishes, designs with luxurious details: These are just a few key ingredients of classically elegant style. But now, **we're redefining what it means to live the sophisticated life by mixing things up a bit:** We're commingling modern art with the ancient art of hand-applied gilding (page 11); an otherwise reserved living room goes to the dogs–in a good way (page 14); and a midcentury-inspired chandelier meets 18th-century-inspired detailing in our not-so-formal dining room (page 17). So what does it mean? **The nontraditional is your secret recipe for a New Traditional design.**

HYDE SOFA 207073. GRAY RUFFLED PILLOW 065567. GRAY TWISTED CABLE PILLOW 065574. MOCK CROC LEATHER PILLOW 065547. BEIGE/GOLD EMBROIDERED LEOPARD PILLOW 065402 BGD. BALDWIN CHAIR 207655. MAIZE HERRINGBONE THROW 032660. THORTON COFFEE TABLE 348400. ELMONT ROUND END TABLE 358504. LIA GRAY TABLE LAMP 097205. POLO BOOTS ECUADOR ARTWORK 073445. PLATINUM BANDED LOW BOWL 436944. MIXED YELLOW ROSES IN GLASS 446379D. IVORY JACQUARD DAMASK RUG 043249. SATIN DUPIONI DRAPERY PANELS WITH EMBROIDERED GREEK KEY TRIM TAPE DP10202; SEE A DESIGNER FOR DETAILS.



MAKE ROOM FOR FUNCTION

If, like us, you feel there's never enough storage space in your home, opt for an architecturally appealing piece that pulls double-duty. A storage superstar, the new Georgetown wardrobe, handcrafted in our U.S. workshops, acts as a visual anchor and **a valet for clothing and electronics.**
FIND MORE WAYS TO STOW YOUR STUFF AT A DESIGN CENTER OR ETHANALLEN.COM.

HAVEN LEATHER BED WITH LOW FOOTBOARD 727245. BORDERS DUVET COVER HTBOR1QDV. BLOCK-QUILTED COVERLET HTBLO3QCV. BORDERS EURO SHAM HTBOR1ESH. BLOCK-QUILTED SHAMS HTBLO3QSH. BORDERS BOUDOIR SHAM HTBOR1BSH. BORDERS FLAT SHEET HTBOR1QFL. ROYAL SATEEN FITTED SHEET HTROY1QFT GEORGETOWN WARDROBE 355525. LOCKWOOD END TABLE 358536. ASHER NICKEL TABLE LAMP 096320. MINI SHREWSBURY CREST II ARTWORK 073451B. JAGUAR ARTWORK 073453A. OLD TIMER ARTWORK 073453B. LIGHT HORN INLAY BOXES: LARGE/SMALL 435939A/B. POCKET WATCH DESK CLOCK 414518. WHITE ORCHIDS IN GLASS CYLINDER 446377A. SATIN DUPIONI DRAPERY PANELS DP1020Z. IVORY IKAT RUG 041271.

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On purchases made with your Ethan Allen Platinum Card through September 30, 2015. Interest will be charged to your account from the purchase date if the promotional purchase is not paid in full by December 2016. Minimum monthly payments required.

EXCLUSIONS APPLY. SEE REVERSE FOR DETAILS.
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Fall Issue, October – 100 pages


ETHAN ALLEN
AUTUMN 2015
INVITE
Cozy
Bonjour



IDYLLIC BEAUTY

It isn't hard to fall hard for our new fully upholstered Kayla bed and her alluring winged headboard and footboard. Dressed in a pristine white fabric and our Ava floral toile bedding, the look is crisp, classic, and utterly charming.

DISCOVER MORE WAYS TO DRESS KAYLA AT A DESIGN CENTER OR ETHANALLEN.COM/BEDDING.

NEW KAYLA QUEEN BED 202103 STARTING AT $2599 AS SHOWN $3219. ***NEW*** AVA ROSE LINEN BEDDING: FULL/QUEEN DUVET COVER 031768 $549, EURO SHAMS 031769D $129 EA., QUEEN SHAM 031769B $99. WHITE DIAMOND MATELASSÉ FULL/QUEEN COVERLET 032853 $209. ***NEW*** VERANO TICKING STRIPE QUEEN SHAM 031765B $89. ***NEW*** FRAMED IVORY PILLOW, BLACK/IVORY 063032 $179. BLOCK-PRINTED BONJOUR PILLOW 063020 $169. LANDON BENCH 207458 STARTING AT $919 AS SHOWN $1029. ***NEW*** VIENNA PEDESTAL TABLE 139306 $899. BEATRICE NIGHT TABLE 155136 $899. MIA TABLE LAMP 096810 $379. MOTHER-OF-PEARL BOXES: LARGE 435873A $139, SMALL 435873B $104. SMALL AGATE ON STAND 438351 $209. IVORY SAYRE WASHED LINEN DRAPERY PANELS DP1028 90" $179 EA., 100" $189 EA. (CUSTOM ALSO AVAILABLE). LATTICE SOUMAK RUG, BLACK 041244 $1699–$4849.



Leonardo Da Vinci once said that simplicity is the ultimate sophistication. It's a sentiment that so beautifully explains why the unfussy, cultivated charm of the refined rustic look is so irresistibly chic. Think Napa Valley meets Versailles, where timeworn finishes, textured timber, and lustrous neutrals mingle with graceful forms, pretty Parisian flourishes, and fanciful moments. It's an effortless look with a certain *je ne sais quoi*—a refined country style that begs to be lived in.

NEW GARNER LARGE DINING TABLE 1363436 $2899. NEW LARKIN SLIPCOVERED DINING CHAIRS 332087 STARTING AT $949 EA. AS SHOWN $1039 EA. EMANUEL DEMILUNE BUFFET 236106 $3199. NEW GRAND WHITNEY SLATE CHANDELIER 093644 $4499. CROSS CUT I/II ARTWORK 073748A/B $1029 EA. LARGE GLASS HURRICANE 436942A $99. JADA CANDLESTICKS: LARGE 436817A $109, MEDIUM 436817B $99, SMALL 436817C $89. IVORY SAYRE WASHED LINEN DRAPERY PANELS DP1028 90" $179 EA., 100" $189 EA. (CUSTOM ALSO AVAILABLE). BARCLAY RUG, TWEED WITH DARK FLANNEL BORDER 047149 $439-$1339.



"A mélange of styles sets a scene, but tantalizing textures are what bring it to life."

NEW OXFORD SOFA 202274 STARTING AT $2599 AS SHOWN $2999. SPLIT STRIPE WOOL PILLOW 065493 $114. GRAY ABSTRACT FLORAL WOOL PILLOW 065508 $114. BEIGE KNOTTED PILLOW 065563 $134. VERSAILLES CHAIR 137136 STARTING AT $1589 AS SHOWN $1969. **NEW** RHODES CHAIR 722081 STARTING AT $2399 AS SHOWN $2639. BEAM COFFEE TABLE 258101 $1229. **NEW** ELOISE PEDESTAL TABLE 258133 $899. FREYA SPOT TABLE 258136 $529. FINLAND ACCENT TABLE 258146 $499. GLASS TROPHY LAMP WITH GRAY SHADE 097699B SGR $539. AFRICAN TURTLE SHELL REPLICA 438275 $299. SMALL PEN TURTLE SHELL MOUNT 438280B $349. MARBLE CORAL BOWL 438544 $319. STONE BALLS: 5" BLACK 438550B $64, 6" WHITE 438552A $74, 5" WHITE 438552B $64. ECHEVERIA IN POT 444046 $139. OLIVE LEAF AND MAGNOLIA BUD MIX 446628 $1039. IVORY SAYRE WASHED LINEN DRAPERY PANELS DP1028 90" $179 EA., 100" $189 EA. (CUSTOM ALSO AVAILABLE). JACQUARD DAMASK RUG CHARCOAL 041253 $1169-$3029.

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Our blog, The Muse, is rich with insights, inspiration and ideas. Read us often for the latest in decorating, entertaining, art and culture.
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Disclaimers (Non-GAAP, Forward Looking, Safe Harbor)

This presentation refers to certain non-GAAP information, which excludes the effects of restructuring, impairment, transition costs, and certain other items recorded during the periods presented. Reconciliations of this non-GAAP information to the most directly comparable GAAP measure are available in the addendum of this presentation and on our website, ethanallen.com.

This presentation should be read in conjunction with the Company's Annual Report on Form 10-K for the year ended June 30, 2015 (the "2015 Form 10-K") and other reports filed with the Securities and Exchange Commission. This presentation and related discussions contain forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include statements about such matters as: our capital structure; future or targeted operational and financial performance; liquidity, capital and debt levels; strategic plans and business initiatives; stock repurchase and dividend plans; possible financing activities; demand for our products; our position in markets we serve; and regional and global economic and industry market conditions and changes therein. Such forward-looking statements reflect management's current expectations concerning future events and results of the Company, and are subject to various assumptions, risks and uncertainties including specifically, and without limitation, those set forth in Part I, Item 1A "Risk Factors" of the 2015 Form 10-K. Accordingly, actual future events or results could differ materially from those contemplated by the forward-looking statements. The Company assumes no obligation to update or provide revision to any forward-looking statement at any time for any reason.

Important Additional Information

Ethan Allen and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Ethan Allen's stockholders in respect of the 2015 Annual Meeting. Ethan Allen plans to file with the U.S. Securities and Exchange Commission a definitive proxy statement and an accompanying proxy card in connection with the 2015 Annual Meeting (the "2015 Proxy Materials"). The 2015 Proxy Materials will contain important information about Ethan Allen, its directors and executive officers, the 2015 Annual Meeting and related matters. Stockholders are strongly urged to read the 2015 Proxy Materials, any amendments and supplements thereto, and the accompanying proxy card carefully when they are available. Stockholders will be able to obtain free copies of the 2015 Proxy Materials and other documents filed with the SEC by Ethan Allen through the web site maintained by the SEC at www.sec.gov and on Ethan Allen's web site at http://www.ethanallen.com/en_US/investor-relations1.html. Information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the 2015 Proxy Materials.

Non-GAAP reconciliation

	2015	2014	2013	2012	2011	2010	2009	2008
Operating income	$ 65.9	$ 69.6	$ 60.4	$ 49.7	$ 31.9	$ (11.7)	$ (72.8)	$ 96.0
Special items	4.6	4.7	8.4	2.1	1.8	13.1	74.0	6.8
Adjusted Operating income	$ 70.5	$ 74.3	$ 68.8	$ 51.8	$ 33.7	$ 1.4	$ 1.2	$ 102.8
Operating Margin	8.7%	9.3%	8.3%	6.8%	4.7%	-2.0%	-10.8%	9.8%
Special items	0.6%	0.6%	1.1%	0.3%	0.3%	2.2%	11.0%	0.7%
Adjusted Operating Margin	9.3%	9.9%	9.4%	7.1%	5.0%	0.2%	0.2%	10.5%
EPS	$ 1.27	$ 1.47	$ 1.11	$ 1.71	$ 1.01	$ (1.53)	$ (1.83)	$ 1.97
Special items	0.14	(0.02)	0.20	(0.77)	(0.43)	1.38	1.67	0.15
Adjusted EPS	$ 1.41	$ 1.45	$ 1.31	$ 0.94	$ 0.58	$ (0.15)	$ (0.16)	$ 2.12
Net income	$ 37.1	$ 42.9	$ 32.5	$ 49.7	$ 29.3	$ (44.3)	$ (52.7)	$ 58.1
Interest expense, net	5.5	7.0	8.2	8.5	10.1	10.9	10.5	7.6
Income tax expense	19.5	19.5	17.7	(8.5)	(2.9)	25.5	(28.5)	34.1
Depreciation and amortization	19.1	17.9	18.0	18.6	20.8	29.4	25.6	24.7
EBITDA	81.3	87.3	76.4	68.3	57.3	21.5	(45.1)	124.5
Special items	8.2	4.7	10.3	2.1	0.3	5.5	74.0	6.8
Adjusted EBDITA	$ 89.5	$ 92.0	$ 86.7	$ 70.4	$ 57.6	$ 27.0	$ 28.9	$ 131.3

Return on Equity = current fiscal year net income / average of current and prior fiscal year-end shareholders' equity

Return on Assets = (current fiscal year net income less after tax interest expense) / average of current and prior fiscal year-end total assets

Return on Invested Capital = (current fiscal year net income less after-tax interest expense) / average of current and prior fiscal year-end totals of debt plus equity.

Special items consist of restructuring, transition charges and certain other items.

ETHAN ALLEN®